                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  June 30, 1997



                           CABLE TV FUND 14-A, LTD.
                           ------------------------
            (Exact name of registrant as specified in its charter)



       Colorado                   0-15378                 84-1024657
       --------                   -------                 ----------
(State of Organization)     (Commission File No.)        (IRS Employer
                                                      Identification No.)

P.O. Box 3309, Englewood, Colorado 80155-3309              (303) 792-3111
---------------------------------------------              --------------
(Address of principal executive office and Zip Code)       (Registrant's
                                                           telephone no.
                                                         including area code)

Item 2.   Sale of Assets
          --------------

       On June 30, 1997, Cable TV Fund 14-A, Ltd. (the "Partnership") sold the cable television system serving certain communities in Central Illinois (the "Central Illinois System") to Triax Midwest Associates, L.P. ("Triax"), an unaffiliated party, for a sales price of $20,100,000, subject to customary closing adjustments. Because the sale of the Central Illinois System did not represent the sale of all or substantially all of the Partnership's assets, no vote of the limited partners was required to approve this sale. From the sale proceeds, the Partnership repaid $9,800,000 of the outstanding balance on its credit facility and paid a brokerage fee of $502,500 to The Jones Group, Ltd., a subsidiary of Jones Intercable, Inc., the general partner of the Partnership. The Partnership will distribute the net sale proceeds of approximately $9,547,500 to its limited partners. This distribution will give the Partnership's limited partners an approximate return of $119 per $1,000 invested in the Partnership. Because the limited partners have not yet received total distributions that are equal to 125 percent of the capital initially contributed to the Partnership by the limited partners, Jones Intercable, Inc. will not receive any of the net proceeds from the sale of the Central Illinois System.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

      a. Financial statements of business acquired.
         Not applicable.

      b. Pro forma financial information.
         Pro forma financial information of the Partnership showing the effect of the disposition of the Central Illinois System is included herein.

      c. Purchase and Sale Agreement dated as of March 12, 1997 between Cable TV Fund 14-A, Ltd. and Triax Midwest Associates, L.P. is incorporated by reference from the Annual Report on Form 10-K for fiscal year ended December 31, 1996 of Cable TV Fund 14-A, Ltd. (Commission File No. 1-15378)

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CABLE TV FUND 14-A, LTD.,
                              a Colorado limited partnership

                              By:  Jones Intercable, Inc.
                                   General Partner


Dated:  July 9, 1997          By:  /s/ Elizabeth M. Steele
                                   -----------------------
                                   Elizabeth M. Steele
                                   Vice President, General Counsel
                                   and Secretary

(30895)

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION
                          OF CABLE TV FUND 14-A, LTD.



    The following unaudited pro forma balance sheet assumes that as of March 31, 1997, Cable TV Fund 14-A, Ltd. (the "Partnership") had sold the cable television system serving areas in and around Central Illinois (the "Central Illinois System") for $20,100,000. The funds available to the Partnership, adjusting for the estimated working capital adjustments of the Central Illinois System, are expected to total approximately $20,054,473. Such funds will be used to repay indebtedness of the Partnership, brokerage fees, and the balance, net of closing adjustments, will be distributed pursuant to the terms of the Partnership Agreement. Because the limited partners will not receive distributions totaling 125 percent of the amount initially contributed to the Partnership by the limited partners, the General Partner will not receive any of the net sale proceeds. Affiliates of the General Partner, however, will receive brokerage fees totaling $502,500 from the proceeds of the sale of the Central Illinois System.

    The unaudited pro forma balance sheet should be read in conjunction with the appropriate notes to the unaudited pro forma balance sheet.

    ALL OF THE FOLLOWING UNAUDITED PRO FORMA FINANCIAL INFORMATION IS BASED UPON AMOUNTS AS OF MARCH 31, 1997 AND CERTAIN ESTIMATES OF LIABILITIES AT CLOSING. FINAL RESULTS MAY DIFFER FROM SUCH INFORMATION.

                            CABLE TV FUND 14-A, LTD.

                       UNAUDITED PRO FORMA BALANCE SHEET
                                 March 31, 1997

                                                                                  Pro Forma        Pro Forma
                                                              As Reported        Adjustments        Balance
                                                             -------------       ------------     -----------

ASSETS
Cash and cash equivalents                                   $  4,507,261        $  9,505,685      $ 14,012,946
Trade receivables, net                                           538,877             (27,616)          511,261
Investment in cable television properties:
  Property, plant and equipment, net                          42,325,095          (7,469,933)       34,855,162
  Franchise costs and other intangibles, net                   8,667,934          (5,517,012)        3,150,922
  Investment in cable television joint venture                 3,802,688                   -         3,802,688
                                                             -----------         -----------       -----------

    Total investment in cable television properties           54,795,717         (12,986,945)       41,808,772
Deposits, Prepaid Expenses and Deferred Charges                1,070,263             (22,649)        1,047,614
                                                             -----------         -----------       -----------

Total assets                                                $ 60,912,118        $ (3,531,525)     $ 57,380,593
                                                             ===========         ===========       ===========

LIABILITIES AND PARTNERS' CAPITAL
Liabilities:
  Debt                                                      $ 32,802,350        $ (9,965,167)     $ 22,837,183
  Trade accounts payable and accrued liabilities               1,525,060            (175,414)        1,349,646
  Subscriber prepayments                                         129,607             (30,707)           98,900
  Accrued distribution to Limited Partners                             -           9,547,500         9,547,500
                                                             -----------         -----------       -----------

Total liabilities                                             34,457,017            (623,788)       33,833,229
                                                             -----------         -----------       -----------

Partners' Capital:
  General Partner                                                (24,768)            (29,077)          (53,845)
  Limited Partners                                            26,479,869          (2,878,660)       23,601,209
                                                             -----------         -----------       -----------

    Total Partners' Capital                                   26,455,101          (2,907,737)       23,547,364
                                                             -----------         -----------       -----------

  Total Liabilities and Partners' Capital                    $60,912,118        $ (3,531,525)     $ 57,380,593
                                                             ===========         ===========       ===========




     The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited balance sheet.

                            CABLE TV FUND 14-A, LTD.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996



                                                                           Pro Forma        Pro Forma
                                                       As Reported        Adjustments        Balance
                                                      ------------       ------------     ------------

REVENUES                                             $  47,808,719       $ (5,208,725)     $42,599,994
COSTS AND EXPENSES:
  Operating expenses                                    28,026,332         (3,089,328)      24,937,004
  Management fees and allocated overhead from
    General Partner                                      5,552,551           (597,933)       4,954,618
  Depreciation and amortization                         14,627,726         (3,851,981)      10,775,745
                                                        ----------        -----------      -----------

OPERATING INCOME (LOSS)                                   (397,890)         2,330,517        1,932,627
                                                        ----------        -----------      -----------

OTHER INCOME (EXPENSE):
  Interest expense                                      (5,949,858)           677,180       (5,272,678)
  Other, net                                              (208,183)            18,597         (189,586)
                                                        ----------        -----------      -----------

    Total other income (expense), net                   (6,158,041)           695,777       (5,462,264)
                                                        ----------        -----------      -----------

LOSS BEFORE EQUITY IN NET
     LOSS OF CABLE TELEVISION
     JOINT VENTURE                                      (6,555,931)         3,026,294       (3,529,637)

EQUITY IN NET LOSS OF
     CABLE TELEVISION JOINT VENTURE                       (815,252)                 -         (815,252)
                                                         ---------         ----------        ---------

NET LOSS                                             $  (7,371,183)        $3,026,294      $(4,344,889)
                                                        ==========         ==========      ===========

NET LOSS PER LIMITED
  PARTNERSHIP INTEREST                               $      (45.61)        $        -      $    (26.88)
                                                        ==========         ==========      ===========




     The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited statement.

                            CABLE TV FUND 14-A, LTD.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                   For the Three Months Ended March 31, 1997



                                                                     Pro Forma        Pro Forma
                                                  As Reported       Adjustments        Balance
                                                 --------------     ------------     -----------

REVENUES                                         $   7,770,411   $   (1,363,899)  $   6,406,512
COSTS AND EXPENSES:
  Operating expenses                                 4,525,488         (810,210)      3,715,278
  Management fees and allocated overhead from
    General Partner                                    915,785         (160,051)        755,734
  Depreciation and amortization                      2,822,180         (853,636)      1,968,544
                                                    ----------      -----------      ----------

OPERATING LOSS                                        (493,042)         459,998         (33,044)
                                                    ----------      -----------      ----------

OTHER INCOME (EXPENSES):
  Interest expense                                    (617,003)         163,415        (453,588)
  Gain on sale of cable television system           62,923,951                -      62,923,951
  Other, net                                        (1,205,647)               -      (1,205,647)
                                                    ----------      -----------      ----------

    Total other income (expense), net               61,101,301          163,415      61,264,716
                                                    ----------      -----------      ----------

INCOME BEFORE EQUITY IN NET
     LOSS OF CABLE TELEVISION
     JOINT VENTURE                                  60,608,259          623,413      61,231,672

EQUITY IN NET LOSS OF CABLE
     TELEVISION JOINT VENTURE                         (161,132)               -        (161,132)
                                                    ----------      -----------      ----------

NET INCOME                                       $  60,447,127   $      623,413   $  61,070,540
                                                    ==========      ===========      ==========

NET INCOME PER LIMITED PARTNERSHIP
    INTEREST                                     $      373.10   $            -   $      376.95
                                                    ==========      ===========      ==========




     The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited statement.

                            CABLE TV FUND 14-A, LTD.

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

     1) The following calculations present the sale of the Central Illinois System and the resulting estimated proceeds expected to be received by the Partnership.

     2) The unaudited pro forma balance sheet assumes that the Partnership had sold the Central Illinois System for $20,100,000 as of March 31, 1997. The unaudited statements of operations assume that the Partnership had sold the Central Illinois System for $20,100,000 as of January 1, 1996.

     3) The estimated gain recognized from the sale of the Central Illinois System and corresponding estimated distribution to limited partners as of March 31, 1997 has been computed as follows:

GAIN ON SALE OF ASSETS:

Contract sales price                           $ 20,100,000
Less: Net book value of investment
      in cable television properties
      at March 31, 1997                          (7,469,933)
                                                 ----------

Gain on sale of assets                         $ 12,630,067
                                                 ==========

DISTRIBUTIONS TO PARTNERS:
Contract sales price                           $ 20,100,000
Working Capital Adjustment:
Add:  Trade receivables, net                        538,877
      Prepaid expenses                            1,070,263
Less: Accrued liabilities                        (1,525,060)
      Subscriber prepayments                       (129,607)
                                                 ----------

Adjusted cash received                           20,054,473
                                                 ----------

Less: Outstanding debt to third parties          (9,800,000)
      Brokerage fee to The Jones Group, Ltd.       (502,500)
      Closing adjustments                          (204,473)
                                                 ----------

Cash available for distribution                $  9,547,500
                                                 ----------
